Higher One Holdings, Inc.
Q2’11 Earnings Results
August 2, 2011
Exhibit 99.2

®
©2011 Higher One Holdings, Inc. Higher One and the Higher One logo are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Forward-Looking Statements
This presentation includes forward-looking statements, as defined by the Securities and Exchange
Commission. Management’s projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied.
These statements speak only as of the date they are made, and the company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this presentation or to reflect the occurrence of any unanticipated events. The forward-looking statements in this presentation do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof. Information about the factors that could affect future performance can be found in our recent SEC filings, available on our website at http://ir.higherone.com/.
This presentation includes certain metrics presented on a non-GAAP basis, including non-GAAP adjusted
EBITDA, non-GAAP adjusted EBITDA margin, non-GAAP adjusted net income, non-GAAP adjusted diluted
EPS, and non-GAAP Free Cash Flow. We believe that these non-GAAP measures, which exclude amortization of intangibles, stock-based compensation, and certain non-recurring or non-cash impacts to our results, all net of taxes, provide useful information regarding normalized trends relating to the company’s financial condition and results of operations. Reconciliations of these non-GAAP measures to their closest comparable GAAP measure are included in the appendix of this presentation.

®
©2011 Higher One Holdings, Inc. Higher One and the Higher One logo are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Q2’11 Highlights
• Solid performance on both top and bottom
 line
• Strong competitive position
• Executing against our strategic priorities
 o Signing new clients
 o Increasing adoption at existing clients

12.8
21.1
26.1
38.9
27.8
38.6
39.8
51.4
35.1
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11

	Q2'09	Q3'09	Q4'09	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11
Y/Y Revenue Growth	--	--	--	120%	118%	83%	53%	32%	26%
Y/Y Organic Growth*	--	--	--	90%	83%	46%	41%	32%	26%
Gross Profit Margin	60.5%	66.7%	64.4%	67.7%	62.5%	62.7%	63.5%	66.1%	61.7%

®
©2011 Higher One Holdings, Inc. Higher One and the Higher One logo are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

*Calculation of organic revenue growth is included in the appendix of this presentation
Revenue
(in $ millions)
Revenue in-line with expectations

0.4
4.8
5.0
8.3
1.8
6.4
8.5
11.0
4.8
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11

	Q2'09	Q3'09	Q4'09	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11
Y/Y Net Income Growth	--	--	--	104%	343%	34%	72%	34%	164%
Net Income Margin	3.2%	22.7%	19.0%	21.3%	6.6%	16.7%	21.5%	21.5%	13.8%

®
©2011 Higher One Holdings, Inc. Higher One and the Higher One logo are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

GAAP Net Income
Net Income
(in $ millions)

3.0
9.1
10.3
17.9
9.2
15.5
16.8
24.0
12.0
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11

Y/Y Adj. EBITDA Growth	--	--	--	121%	207%	71%	63%	34%	30%
Adj. EBITDA Margin*	23.5%	43.0%	39.6%	46.1%	33.2%	40.2%	42.3%	46.7%	34.2%

®
©2011 Higher One Holdings, Inc. Higher One and the Higher One logo are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Margin expansion as we grow Adj. EBITDA
*Calculation of Adj. EBITDA and Adj. EBITDA Margin is included in the appendix of this presentation
Adj. EBITDA*
(in $ millions)

0.01
0.09
0.09
0.15
0.03
0.11
0.14
0.19
0.08
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11

	Q2'09	Q3'09	Q4'09	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11
Y/Y Diluted EPS Growth	--	--	--	95%	324%	22%	56%	23%	142%

®
©2011 Higher One Holdings, Inc. Higher One and the Higher One logo are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

GAAP Diluted EPS
GAAP Diluted EPS
(in $)

0.03
0.10
0.11
0.19
0.09
0.15
0.17
0.24
0.12
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11

	Q2'09	Q3'09	Q4'09	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11
Y/Y Adj. EPS Growth	--	--	--	109%	212%	44%	47%	26%	31%
Adj. Net Income Margin*	12.1%	26.2%	23.7%	27.2%	18.2%	22.7%	25.2%	28.0%	20.3%

One Focus: Higher Education HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and the Higher One logo are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Adj. EPS above expectations
*Calculation of Adj. EPS and Adj. Net Income Margin is included in the appendix of this presentation
Adjusted Diluted EPS
(in $)

20.4
17.3
13.0
9.2
9.8
6.9
1.5
(1.2)
(0.1)
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11

	Q2'09	Q3'09	Q4'09	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11
Y/Y Operating CF Growth	--	--	--	204%	-89%	42%	41%	18%	N/A
Operating CF as a % of Rev	-9.7%	32.9%	35.5%	44.6%	-0.5%	25.5%	32.7%	39.8%	4.2%

One Focus: Higher Education HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and the Higher One logo are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Operating Cash Flow
Operating Cash Flow
(in $ millions)

-1.5
6.4
8.1
16.2
-1.4
6.4
11.9
19.0
-3.8

	Q2'09	Q3'09	Q4'09	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11
Y/Y FCF Growth	--	--	--	199%	-4%	-1%	47%	17%	N/A
FCF Yield	-11.6%	30.5%	31.0%	41.7%	-5.1%	16.5%	29.8%	37.0%	-10.8%
CapEx as % of Rev	1.9%	2.4%	4.4%	2.9%	4.6%	9.0%	2.9%	2.8%	15.0%

HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and the Higher One logo are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Increase in CapEx impacting Free Cash Flow
*Calculation of Free Cash Flow is included in the appendix of this presentation
Free Cash Flow
(in $ millions)

2,795
3,217
3,281
3,413
3,659
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11

2,315
2,450
2,460
2,506
2,550
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11

One Focus: Higher Education
HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and the Higher One logo are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Solid sales, customer base continues to grow
*SSE stands for Signed School Enrollment, and is recorded each quarter as the total student enrollment at all schools that are contracted at quarter-end for either our OneDisburse or at least one of our CASHNet Payment Suite products, as of the date the contract is signed (using the most up-to-date IPEDS data at that point in time).
OneDisburse SSE*
CASHNet Suite SSE*
+31%
+10%
(in thousands)
(in thousands)

283
204
1,235
1,722
Q2'10 OneAccounts
Change in OneAccounts at schools launched before 6/30/10
New OneAccounts from schools launched after 6/30/10
Q2'11 OneAccounts

HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and the Higher One logo are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

New sales, higher adoption drive account growth
OneAccount Growth
+39%
(in thousands)

21,732
27,701
Q2'10
Q2'11
2,671
3,080
Q2'10
Q2'11
2,744
3,725
Q2'10
Q2'11
603
561
Q2'10
Q2'11

HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and the Higher One logo are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Continued growth in major revenue buckets
As a % of total
revenue
Account
(in $ thousands)
Payment Trxn
(in $ thousands)
Higher Ed. Institution
(in $ thousands)
Other
(in $ thousands)
78%
79%
10%
9%
10%
11%
2%
1%
+27%
+15%
+36%
-7%

28.1%
25.7%
Q2'10
Q2'11

2.9%
2.5%
Q2'10
Q2'11

7.2%
6.8%
Q2'10
Q2'11

Carefully managing expenses as we scale revenue
• Continue to gain leverage from
 scale
• Continue to make the right
 investments to grow the business…
 recently announced OneDisburse
 product innovations based on
 feedback from the market.
• Excluding stock-based and other
 customer acquisition expense, S&M
 expense as a percent of revenue was
 6.8% in Q2’11 (compared to 7.2% in
 Q2’10)
• Successful quarter for Evisions sales
 partnership
G&A
(as a % of rev)
PD
(as a % of rev)
Adj. S&M*
(as a % of rev)
19.9%
19.1%
Stock-based and
other M&A
related expense
*The Adjusted Sales and Marketing Expense graph shows both total Sales & Marketing as a percent of revenue as well as Sales & Marketing as a percent of revenue excluding stock-based and other acquisition expense, which is related to the vesting of certain shares issued in connection with the acquisition of EduCard and CASHNET.
Stock-based and other acquisition expense is recognized in the quarter as a function of sales and average share price.

$1.5
($5.3)
$3.3
$16.0
$51.8
$16.9
$50.5
Q2'11 Beginning Cash, Cash Equivalents, and Investments
Operating Cash Flow
CapEx
Other*
Q2'11 Ending Cash, Cash Equivalents, and Investments

One Focus: Higher Education
HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and the Higher One logo are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Continue to build on our strong liquidity position
• ($3.8M) in FCF
 • Q2 is seasonally weakest quarter
 • Increased CapEx on building project
• Fully liquid assets total $67.4M
• $1.5M from settlement with
 former IDC stockholders
• Additional $50M available under
 new credit facility**
• Building project to impact FCF
 through Q2’12
*Other primarily includes a gain related to litigation and proceeds and tax benefits from options exercises
**Subject to certain standard affirmative, negative and financial covenants, outlined in our SEC filings
Cash & Investment Balance/Flows
(in millions)
FCF/Other Movements
$67.8
FCF
Cash and cash equivalents
Investments in available for sale securities
$67.4

Low		High	Low		High
Revenue	$46.0M	-	$48.0M	$180M	-	$188M
GAAP Diluted EPS	$0.08	-	$0.14	$0.43	-	$0.60

HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and the Higher One logo are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

GAAP Guidance Update
FY’11
Q3’11
• Maintaining FY’11 revenue guidance
• Increase in FY’11 Adj. EPS guidance
• Anniversary Reg E impact part way through Q3

Low		High	Low		High
Revenue	$46.0M	-	$48.0M	$180M	-	$188M
implied y/y growth	*19%*	-	*24%*	*24%*	-	*30%*
Adj. Diluted EPS*	$0.17	-	$0.19	$0.72	-	$0.77
implied y/y growth	*15%*	-	*28%*	*20%*	-	*28%*

HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and the Higher One logo are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Non-GAAP Guidance Update
*Calculation of Adjusted Diluted EPS is included in the appendix of this presentation
FY’11
Q3’11
• Maintaining FY’11 revenue guidance
• Increase in FY’11 Adj. EPS guidance
• Anniversary Reg E impact part way through Q3

®
©2011 Higher One Holdings, Inc. Higher One and the Higher One logo are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Q2’11 Summary
• Solid performance on both top and bottom
 line
• Strong competitive position
• Executing against our strategic priorities
 o Signing new clients
 o Increasing adoption at existing clients

®
©2011 Higher One Holdings, Inc. Higher One and the Higher One logo are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Q & A

®
©2011 Higher One Holdings, Inc. Higher One and the Higher One logo are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Appendix

Three Months Ended			
	March 31, 2010	June 30, 2010	Sept 30, 2010	Dec 31, 2010
Total Revenue Growth	120%	118%	83%	53%
Acquisition Impact	(30%)	(35%)	(37%)	(12%)
Total Organic Revenue Growth	90%	83%	46%	41%

	March 31, 2011	June 30, 2011
Total Revenue Growth	32%	26%
Acquisition Impact	--	--
Total Organic Revenue Growth	32%	26%

One Focus: Higher Education
HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and the Higher One logo are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Calculation of Organic Revenue*
*Organic revenue calculation excludes the entire revenue impact from the current and prior year quarter for all acquisitions made within 15 months of a given quarter’s end

(in thousands)	Three Months Ended June 30, 2009	Sept 30, 2009	Dec 31, 2009	March 31, 2010
GAAP Operating Cash Flow	$ (1,233)	$ 6,942	$ 9,249	$ 17,326
Purchases of Fixed Assets, Net of Disposals	(242)	(514)	(1,158)	(1,128)
Free Cash Flow	$ (1,475)	$ 6,428	$ 8,091	$ 16,198

	June 30, 2010	Sept 30, 2010	Dec 31, 2010	March 31, 2011	June 30, 2011
GAAP Operating Cash Flow	$ (132)	$ 9,847	$ 13,015	$ 20,429	$ 1,477
Purchases of Fixed Assets, Net of Disposals	(1,287)	(3,484)	(1,160)	(1,428)	(5,268)
Free Cash Flow	$ (1,419)	$ 6,363	$ 11,855	$ 19,001	$ (3,791)

One Focus: Higher Education. HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and the Higher One logo are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Calculation of Free Cash Flow

(in thousands)	Three Months Ended June 30, 2009	Sept 30, 2009	Dec 31, 2009	March 31, 2010
GAAP Net Income	$ 413	$ 4,793	$ 4,967	$ 8,264
Interest income	(1)	(1)	(2)	(1)
Interest expense	120	113	164	229
Income tax expense	252	2,596	2,810	5,167
Depreciation and amortization	684	633	1,082	1,626
EBITDA	1,468	8,134	9,021	15,285
Other income	-	-	(17)	-
Stock-based and other customer acquisition expense	1,050	227	490	1,801
Stock-based compensation expense	329	341	424	849
Milestone bonus	150	375	419	-
Adjusted EBITDA	$ 2,997	$ 9,077	$ 10,336	$ 17,935
Revenues	$ 12,758	$ 21,102	$ 26,076	$ 38,870
Net Income Margin	3.2%	22.7%	19.0%	21.3%
Adjusted EBITDA Margin	23.5%	43.0%	39.6%	46.1%

	June 30, 2010	Sept 30, 2010	Dec 31, 2010	March 31, 2011	June 30, 2011
GAAP Net Income	$ 1,830	$ 6,429	$ 8,536	$ 11,042	$ 4,754
Interest income	(2)	(10)	(16)	(25)	(11)
Interest expense	247	84	169	74	56
Income tax expense	1,183	4,277	4,861	6,838	1,734
Depreciation and amortization	1,747	1,947	1,972	1,677	1,757
EBITDA	5,005	12,727	15,522	19,606	8,290
Other income	-	-	-	-	(1,500)
Stock-based and other customer acquisition expense	3,508	2,139	565	3,088	4,333
Stock-based compensation expense	692	643	729	1,304	856
Milestone bonus	-	-	-	-	-
Adjusted EBITDA	$ 9,205	$ 15,509	$ 16,816	$ 23,998	$ 11,979
Revenues	$ 27,750	$ 38,566	$ 39,783	$ 51,383	$ 35,067
Net Income Margin	6.6%	16.7%	21.5%	21.5%	13.6%
Adjusted EBITDA Margin	33.2%	40.2%	42.3%	46.7%	34.2%

Calculation of Adjusted EBITDA

(in thousands)	Three Months Ended June 30, 2009	Sept 30, 2009	Dec 31, 2009	March 31, 2010
GAAP Net Income	$ 413	$ 4,793	$ 4,967	$ 8,264
Stock-based and other customer acquisition expense	1,050	227	490	1,801
Stock-based compensation expense - ISO	140	152	206	437
Stock-based compensation expense - NQO	189	189	218	412
Milestone bonus expense	150	375	419	-
Amortization of intangibles	143	86	405	767
Amortization of finance costs	22	32	37	51
Total pre-tax adjustments	1,694	1,061	1,774	3,468
Tax rate	35.9%	35.9%	35.9%	38.5%
Tax adjustment	558	326	563	1,167
Adjusted net income	$ 1,549	$ 5,528	$ 6,178	$ 10,565
Diluted Weighted Average Shares Outstanding	53,344	53,620	53,821	54,872
Diluted EPS	$ 0.01	$ 0.09	$ 0.09	$ 0.15
Adjusted Diluted EPS	$ 0.03	$ 0.10	$ 0.11	$ 0.19
Revenues	$ 12,758	$ 21,102	$ 26,076	$ 38,870
Net Income Margin	3.2%	22.7%	19.0%	21.3%
Adjusted Net Income Margin	12.1%	26.2%	23.7%	27.2%

	June 30, 2010	Sept 30, 2010	Dec 31, 2010	March 31, 2011	June 30, 2011
GAAP Net Income	$ 1,830	$ 6,429	$ 8,536	$ 11,042	$ 4,754
Stock-based and other customer acquisition expense	3,508	2,139	565	3,088	4,333
Stock-based compensation expense - ISO	373	338	378	427	461
Stock-based compensation expense - NQO	319	305	351	877	395
Other income	-	-	-	-	(1,500)
Amortization of intangibles	768	768	767	768	767
Amortization of finance costs	51	51	51	18	18
Total pre-tax adjustments	5,019	3,601	2,112	5,178	4,474
Tax rate	38.7%	38.6%	35.7%	38.2%	38.2%
Tax adjustment	1,796	1,259	619	1,815	2,106
Adjusted net income	$ 5,053	$ 8,771	$ 10,029	$ 14,405	$ 7,122
Diluted Weighted Average Shares Outstanding	55,688	59,154	59,361	59,547	59,718
Diluted EPS	$ 0.03	$ 0.11	$ 0.14	$ 0.19	$ 0.08
Adjusted Diluted EPS	$ 0.09	$ 0.15	$ 0.17	$ 0.24	$ 0.12
Revenues	$ 27,750	$ 38,566	$ 39,783	$ 51,383	$ 35,067
Net Income Margin	6.6%	16.7%	21.5%	21.5%	13.6%
Adjusted Net Income Margin	18.2%	22.7%	25.2%	28.1%	20.3%

Calculation of Adjusted Diluted EPS

Three Months Ending September 30, 2011			
	GAAP		Non-GAAP (a)	
Revenues (in millions)	$46.0	- $48.0	$46.0	- $48.0
Diluted EPS	$0.08	- $0.14	$0.17	- $0.19

(a) Estimated Non-GAAP amounts above for the three months ending September 30, 2011 reflect the estimated quarterly adjustments that exclude (i) the amortization of intangibles and finance costs of approximately $800,000, (ii) stock-based compensation expense of approximately $1.0 million, and (iii) stock-based and other customer acquisition expense of approximately $1.5 million to $7.0 million.

Stock-based and other customer acquisition expense primarily relates to our acquisition of EduCard in 2008, in connection with which we issued restricted stock, and IDC in 2009. We calculate the stock-based and other customer acquisition expense based on the undergraduate enrollment at higher education clients acquired relating to the acquisition, and the market value of our common stock at the time the client is acquired. It is difficult to predict with any degree of certainty either the number of new higher education clients we will acquire, the timing of future customer acquisitions, or the market value of our common stock at any time, resulting in a wide range of expected expense.

	Twelve Months Ending December 31, 2011			
	GAAP		Non-GAAP (b)	
Revenues (in millions)	$180.0	- $188.0	$180.0	- $188.0
Diluted EPS	$0.43	- $0.60	$0.72	- $0.77

(b) Estimated Non-GAAP amounts above for the twelve months ending December 31, 2011 reflect the estimated annual adjustments, that exclude (i) the amortization of intangibles and finance costs of approximately $3.0 million, (ii) stock-based compensation expense of approximately $4.0 million, (iii) stock-based and other customer acquisition expense of approximately $11.0 million to $22.0 million, and (iv) the gain related to the settlement of litigation with the former stockholders of Informed Decisions Corporation of approximately $1.5 million.

Stock-based and other customer acquisition expense primarily relates to our acquisition of EduCard in 2008, in connection with which we issued restricted stock, and IDC in 2009. We calculate the stock-based and other customer acquisition expense based on the undergraduate enrollment at higher education clients acquired relating to the acquisition, and the market value of our common stock at the time the client is acquired. It is difficult to predict with any degree of certainty either the number of new higher education clients we will acquire, the timing of future customer acquisitions, or the market value of our common stock at any time, resulting in a wide range of expected expense.

One Focus: Higher Education. HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and the Higher One logo are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Reconciliation of GAAP to non-GAAP Guidance